UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

September 30, 2003
(Date of earliest event reported)

BLACK HILLS CORPORATION

South Dakota                        001-31303                                     46-0458824
(State of Incorporation)   (Commission File No.)   (IRS Employer Identification Number)

625 Ninth Street
P. O. Box 1400
Rapid City, South Dakota 57709
(605) 721-1700

Item 5.	Other Events and Required FD Disclosure.

On September 30, 2003, the Company issued a press release announcing the completion of the sale of its ownership interests in seven hydroelectric power plants located in upstate New York. The purchasers were affiliates of Boralex Inc., a Canadian corporation, and Boralex Power Income Fund, an unincorporated Canadian trust of which Boralex owns an interest.

The press release is attached as an exhibit to this Form 8-K and incorporated herein by reference.

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibit: 99 Press Release dated September 30, 2003.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLACK HILLS CORPORATION

By: /s/ Mark T. Thies Mark T. Thies Executive Vice President and Chief Financial Officer

Date: October 1, 2003

EXHIBIT INDEX
to

Black Hills Corporation
September 30, 2003 Form 8-K

Exhibit Number Description

99	Press Release dated September 30, 2003.

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